Exhibit 99.1

Results for the Quarter Ended June 30, 2020 NYSE & TSX Presentation By: Rob McEwen, Chief Owner & Chairman Peter Mah, Chief Operating Officer Sylvain Guerard, SVP Exploration Gold / / Copper August 7, 2020

MUX Cautionary Statement Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts. MUX

Q2 2020 Introduction & Financial Results Rob McEwen, CEO & Chief Owner

Q2 2020 Operating Results Peter Mah, COO

MUX Gold Bar Q2 Results GOLD PRODUCED 6,100oz Q2 and 15,200oz H1 2020 • Production impacted by shutdown in April for COVID - 19 and operating on a single shift basis during May and June • Getting back on track we started 24 - hour operations towards end of July and are ramping up towards feasibility levels in Q3 • An optimization and improvement plan has been developed, targeting improved costs and throughput. Implementation began in late July and is progressing well • Work progressed positively on the optimization of mining and processing cost scenarios with a resource and reserve update in Q4 2020

MUX Black Fox Q2 Results GOLD PRODUCED 2,200oz Q2 and 10,500oz H1 2020 • Production was primarily impacted by the COVID - 19 shutdown: - a slower than expected ramp up as the mine resumed normal operations - lower grades from longer stope exposure times that were blasted before the shutdown - delays in development timing that limited stope access • H2 2020 production and costs are expected to come in line with pre - COVID - 19 performance • WHAT’S NEW? The West Flank 280W ore development is 5 months ahead of schedule and we encountered high grade that we anticipate will lead to stoping in Q3. • Froome is on track for first ore in Q2 2021 and commercial production in Q4 2021 • Black Fox Complex expansion study out for tender, to be awarded next week and completed Q4

MUX Gold Resource Estimates - Canada Measured and Indicated Inferred Tonnes (,000) Grade (g/t) M&I (oz) Tonnes (,000) Grade (g/t) Inferred (oz) Timmins, Open Pit 12.6 1.91 777,000 6.3 1.79 358,000 Timmins, Underground 4.4 4.88 692,000 4.2 4.35 596,000 Timmins Total 1,469,000 954,000 Black Fox Mine 1.1 7.56 255,000 0.1 7.32 12,000 Grey Fox 3.9 7.05 888,000 0.8 6.58 173,000 Froome Underground 1.1 5.09 181,000 0.05 4.13 7,000 Stock East Open Pit 2 1.26 83,000 0.3 0.91 8,000 Stock East Underground 0.4 3.19 38,000 Black Fox Complex Total 1,445,000 200,000 TOTAL 2,914,000 1,154,000

MUX Organic Growth Expansion Strategy Grey Fox Stock Froome Production Target +300 Koz / Year 1 Black Fox Mine - Current 2020 Improve & Sustain Production 2021 Near Term Production 2022 - 2023 Growth & LOM Exploration Discovery Contributing to Blue - Sky Growth Potential 1 Based on existing Measured & Indicated Resource. Fenix Gold Bar 2020 Q4 Reserve Update Gold Bar South 2021 Production 2020 Q4 Feasibility

Black Fox – 2020 Mine Plan New Opportunities Generated

What's Different?

1. Reassessment leading to discovery
2. More working faces, shorter haul & flexibility
3. Development in place to drill, then access
4. High grade vs bulk low grade assessment



Black Fox West
280-300W
280E
400-460CZ
620E
660HQZ
660-680 CZ
840E
Active Ore Development & Definition Drilling
YE 2019 Resources
Production Stopes
Planned Development
Actual Development
Actual Mined Stopes

240 East new stoping area - short haul, well drilled, never mined, multiple stopes in plan

<u>West Flank Q4 Potential</u>:
- **Froome Decline** new target near surface & portal entrance
- **280-300W** res/rsv definition drilling

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MUX WHAT NEXT ON THE West Flank? New Drill Targets

MUX Gibson Portal 147 NE Contact Pit 147 Pit Gibson South Pit 1km Whiskey Jack NORTH ▪ Potential high grade open pit (+3g/t)* ▪ Potential underground (7g/t)* ▪ Scoping study Q4 2020 - Includes scoping requirements for Stock mill, infrastructure, environment, etc. - Potential for addition of Lexam properties will be evaluated Grey Fox – Growing Into a Potential L ong - Life Core Asset Grey Fox Conceptual Pits * Resource estimate source: May 19, 2020 news release.

MUX Froome Twin Ramp Access – Average 30% Complete ON TARGET . FIRST ORE EXPECTED Q2 2021 Black Fox Pit North Actual 375m Actual 262m Ventilation Ramp 637m Remaining Haulage Ramp 718m Remaining Haulage Ramp 27% Complete Ventilation Ramp 37% Complete July 31 st Actual Plan View Pit bottom Transverse & longitudinal stope development light green

MUX Froome – Planned Production Q4 2021 Froome vs Black Fox Important Advantages • Shallower deposit, suited for low cost, productive ‘bulk mining’ and not beneath the pit • More consistent grades and continuity in a wide disseminated style mineralization • Wider expected mining widths ranging from 15 - 40 m for most of the deposit • Larger stopes = more efficient underground development & mine sequencing • Lower gradient & straighter ramp = more efficient haulage and reduced underground congestion • Fair to Good ground conditions expected to be positive for dilution & grade control Section Looking North July 31 st Development Progress Portals Black Fox Open Pit Surface Froome Deposit

Q2 2020 Exploration Results Sylvain Guerard, Senior VP Exploration

MUX Old Gold Bar Gold Bar South Gold Pick Pot Canyon Cabin Creek Gold Canyon Gold Bar Property 2019 – 2020 Drill Intersections

Gold Bar South

2019 drill results highlights
2020 drill results highlights

Satellite Deposit

Near Surface Mineralization

2020 Drill Program Near Completion

Production Expected H2 2021

Resource Update Q4 2020

- ✓ 10,000m RC and Core drilled
- ✓ Confirming shallow higher-grade mineralization (+2g/t Au)
- ✓ Extending mineralization to the south and over NW area
- ✓ Reinforcing geological understanding & control on gold mineralization

0.7g/t Au / 60ft 1.3g/t Au / 15ft
0.6g/t Au / 60ft 1.8g/t Au / 10ft
0.4g/t Au / 80ft



North Area Infill
Resource Pit Outline
0
500
1000ft
300 m
South Extension

2.2g/t Au / 95ft 2.6g/t Au / 75ft
2.9g/t Au / 55ft 3.9g/t Au / 40ft
2.1g/t Au / 30ft 2.8g/t Au / 20ft

1.0g/t Au / 125ft 1.8g/t Au / 20ft
1.0g/t Au / 146ft 2.4g/t Au / 41ft
2.5g/t Au / 105ft 5.4g/t Au / 25ft
1.7g/t Au / 185ft 4g/t Au / 40ft
2.1g/t Au / 155ft 3g/t Au / 100ft
2.0g/t Au / 195ft 4.0g/t Au / 40ft
1.8g/t Au / 210ft 2.9g/t Au / 120ft
2.9g/t Au / 125ft 3.7g/t Au / 93ft
3.4g/t Au / 175ft 5.2g/t Au / 80ft
2.8g/t Au / 120ft 4.7g/t Au / 20ft
3.0g/t Au / 61ft 6.6g/t Au / 25ft
1.9g/t Au / 205ft 3.9g/t Au / 85ft
6.0g/t Au / 90ft 10g/t Au / 50ft
2.4g/t Au / 104ft 3.1g/t Au / 77ft
1.7g/t Au / 50ft 2.6g/t Au / 30ft
1.2g/t Au / 125ft 1.6g/t Au / 75ft
0.9g/t Au / 150ft 2.4g/t Au / 35ft
1.5g/t Au / 70ft 1.8g/t Au / 55ft

MUX 15

MUX Black Fox Property MUX Drill Results Black Fox Mine Froome Grey Fox

Black Fox Going West & Deep

2019 Drill Results
2020 Drill Results


Vertical Longitudinal Section
Froome
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
483.1g/t Au / 3m
Incl. 1435g/t Au / 1m,
30.8g/t Au / 1.94m,
78g/t Au / 2m,
20.2g/t Au / 3m
Incl. 52.8g/t Au / 1m,
13.9g/t Au / 4.9m
Incl. 59.5g/t Au / 0.9m
40.5g/t Au / 4m
Incl. 152.5g/t Au / 1m,
776.6g/t Au / 2.9m
Incl. 2488.2g/t Au / 0.9m,
162.3g/t Au / 3.15m
Incl. 1009.2g/t Au / 0.5m,
34g/t Au / 2.76m
Incl. 93.7g/t Au / 0.8m
79.2g/t Au / 2.87m
Incl. 197.5g/t Au / 1.1m
245.6g/t Au / 1.65m
Incl. 402g/t Au / 1m
145g/t Au / 0.86m
16.5g/t Au / 5.1m
Incl. 71.2g/t Au / 0.85m,
68.2g/t Au / 2.33m
32.5g/t Au / 3.5m
Incl. 68.3g/t Au / 1.05m,
283.3g/t Au / 1m,
37.2g/t Au / 2m
42.2g/t Au / 2m
Incl. 70.33g/t Au / 0.5m
30.6g/t Au / 8m
Incl. 231.4g/t Au / 1m
13.9g/t Au / 5.3m
19.9g/t Au / 3.5m
Incl. 35.5g/t Au / 1.5m
97.8g/t Au / 1.1m
-500m
23.3g/t Au / 2.8m,
76.7g/t Au / 1m,
30g/t Au / 4m,
44.8g/t Au / 5.8m
Incl. 410g/t Au / 0.5m
-1000m
60.7g/t Au / 2.9m,
91.2g/t Au / 0.9m
232g/t Au / 0.9m
West Flank
Depth Extension
0
500m

- Mineralized system open to the west and at depth - high grade intercepts
- Increasing efforts on understanding stope scale ore control and geology (back to basic)

Structural Interpretation by David Rhys Panterra Geoservices Inc.

MUX

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